UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2014

RELIABILITY INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	000-7092	75-0868913
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, First Floor
Old Greenwich, Connecticut 06870
 (Address of principal executive offices)

Registrant's telephone number, including area code:
(203) 489-9502

 (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 6, 2014, Lone Star Value Investors, LP issued a Promissory Note in the principal amount of $50,000 (the “Note”) to Reliability Incorporated (hereinafter the “Company”). Under the terms of the Note, interest on the outstanding principal amount accrues at a rate of 10% per annum, and all amounts outstanding under this Note are due and payable on or before June 30, 2019. The Company intends to use the proceeds for operating expenses.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED (Registrant)

June 11, 2014	/s/ Kyle Hartley
Kyle Hartley
President and Chief Executive Officer